Exhibit 10.5

PARTIAL RELEASE AND FIRST AMENDMENT

TO PLEDGE AND SECURITY AGREEMENT

THIS PARTIAL RELEASE AND FIRST AMENDMENT TO PLEDGE AND SECURITY AGREEMENT (this “Agreement”) is made and entered into as of this 20th day of May, 2010, by KEYBANK NATIONAL ASSOCIATION, as Agent for the lenders party to the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the “Agent”), TNP STRATEGIC RETAIL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“OP”), and TNP SRT NORTHGATE PLAZA TUCSON HOLDINGS, LLC, a Delaware limited liability company (“Northgate”, and together with the OP, the “Grantors”).

W I T N E S S E T H T H A T:

WHEREAS, the Grantors and Agent have entered into that certain Pledge and Security Agreement dated as of December 17, 2010 (as may have been amended from time to time, the “Pledge Agreement”), pursuant to which the Grantors have granted a security interest to Agent in the “Collateral” defined therein;

WHEREAS, the Grantors have advised Agent that Northgate will be dissolved and therefore have requested a partial release of the Pledge Agreement; and Agent is willing to provide it as set forth herein;

WHEREAS, the Grantors and Agent desire to amend the Pledge Agreement as more particularly set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Agent, on behalf of the Lenders, hereby releases, discharges and cancels (i) the obligations of Northgate relating to the Obligations (as defined in the Pledge Agreement); and (ii) the security interests granted by Northgate to the Agent in the Collateral as set forth in the Pledge Agreement.

2. The OP hereby ratifies and confirms that, notwithstanding this Agreement, the Pledge Agreement remains in full force and effect with respect to the OP.

3. The Pledge Agreement is hereby amended to delete all references to “TNP SRT Northgate Plaza Tucson Holdings, LLC” contained therein.

4. This Agreement may be signed in counterparts, each of which is an original and all of which together constitute one document.

5. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

(The next page is the signature page.)

IN WITNESS WHEREOF, this Agreement has been duly executed as an instrument under seal as of the day and year set forth above.

KEYBANK NATIONAL ASSOCIATION, as Agent

By:	/s/ Christopher T. Neil
Christopher T. Neil
Senior Relationship Manager

TNP STRATEGIC RETAIL OPERATING PARTNERSHIP, LP, a Delaware limited partnership

By:	TNP Strategic Retail Trust, Inc., a Maryland corporation, its General Partner

	By:	/s/ James Wolford

Print Name:	James Wolford

	Title:	Chief Financial Officer

TNP SRT NORTHGATE PLAZA TUCSON HOLDINGS, LLC, a Delaware limited liability company

By	TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its Sole Member

By	TNP Strategic Retail Trust, Inc., a Maryland corporation, its general partner

	By:	/s/ James Wolford

Print Name:	James Wolford

Title:	Chief Financial Officer